UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, Colorado 80906

(Address of Principal Executive Offices) (Zip Code)

(303) 320-7708

(Registrant’s telephone number including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange where registered
Common Stock	GORO	NYSE American

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2020, Gold Resource Corporation (the “Company”) announced it has authorized executive management to pursue a spin-off of its Nevada Mining Unit, as discussed below. In connection with the transaction, Jason Reid informed the board of directors that upon completion of the spin-off, he intends to step down as Chief Executive Officer, President and director of Gold Resource Corporation. The Company has commenced a formal search to identify suitable candidates for chief executive officer as well as an independent director to serve on the board of directors.

Item 7.01     Regulation FD Disclosure

On October 5, 2020, the Company issued a press release relating to the proposed spin-off and certain other matters.  A copy of the press release is furnished herewith as Exhibit 99.1. The press release is furnished under this Item 7.01 and shall not be deemed filed with the U.S. Securities and Exchange Commission (“SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the press release and investor presentation shall not be incorporated by reference into any filing of the Company regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 8.01     Other Events

Spin-off

On October 5, 2020 the Company announced that its board of directors has authorized senior management to pursue the spin-off of its Nevada Mining Unit, creating two independent publicly-traded companies: Gold Resource Corp., an established junior mining company producing precious and base metals at its underground mining operation in Oaxaca, Mexico, and Spinco, an up-start gold producer and exploration company in Nevada, U.S.A. focused on gold extraction at its open pit heap-leach project and developing future precious metal projects along the Walker Lane Mineral Belt. The spin-off is expected to be completed during the fourth quarter of 2020, subject to the satisfaction of a number of conditions, including final approval of the Company’s board of directors, the effectiveness of a registration statement to be filed with the SEC, and other customary matters. There can be no assurance regarding the ultimate timing of the proposed spin-off or that it will be completed.

Upon completion of the spin-off, Mr. Reid, 47, is expected to assume the role of chief executive officer and president of Spinco and cease serving in those capacities for the company. Mr. Reid is presently serving as a director of both entities and will remain on the board of directors of Spinco following the closing of the transaction.

Bill Conrad, 64, Chairman of the Board , is presently serving as a director of both entities and will step down as Chairman of the company and serve as a Chairman od Spinco and will continue to serve as a director for both companies following the spin-off.

Alex Morrison, 57, will continue as a director of the Company and assume the role of Chairman of the Board.

As stated above, the Company has commenced a search for candidates to serve as chief executive officer of GRC as well as an additional independent director.

Risk Factors

The following risk factors are provided to update the Risk Factors previously disclosed in the Prospectus dated June 3, 2020 and the Form 10-K for the year ended December 31, 2019 filed with the SEC.

There could be significant liability if the distribution is determined to be a taxable transaction. There is no guarantee that the requirements for tax-free treatment under Section 355 of the Code will be satisfied with respect to the spin-off transaction. We have evaluated the requisite criteria, however, determination of taxability relies on certain facts, assumptions, representations and undertakings from the Company and Spinco regarding the past and future conduct of the companies’ respective businesses and other matters and the IRS may disagree with ours and our advisors’ assessments. If any of these facts, assumptions, representations or undertakings is determined to be incorrect or not satisfied, the Company and its shareholders could be subject to significant tax liabilities following the distribution.

There currently exists no public trading market for the common stock of Spinco and you will not be able to sell your shares of common stock if an active trading market does not develop. Although we expect that a public trading market will develop after the spin-off has been completed, there can be no assurance that a public trading market will develop at that time or be sustained in the future. Without an active public trading market, you may not be able to sell your shares without considerable delay, if at all. If a market does develop, the price for Spinco’s common stock may be highly volatile and may bear no relationship to its actual financial condition or results of operations. Unless Spinco’s common stock is listed on a national securities exchange or the NASDAQ, many brokerage firms may not be willing to sell its common stock on your behalf.

Safe Harbor for Forward-Looking Statements

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements may include statements with respect to the Company’s potential separation of Spinco from the Company and the distribution of Spinco shares to the Company’s shareholders, the expected financial and operational results of the Company and Spinco after the separation and distribution, and changes to the Company’s management. Any forward-looking statements contained herein are based on Company management’s current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or company actions to differ materially from what is expressed or implied by these statements. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the spin-off or whether it will be completed, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, and the impact of the spin-off on the businesses of the Company. Economic, competitive, governmental, technological and other factors and risks that may affect the Company’s operations or financial results are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in subsequent filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements other than as required by law.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

The following materials are furnished as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated October 5, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: October 5, 2020	By:	/s/ Jason D. Reid
	Name:	Jason D. Reid
	Title:	Chief Executive Officer and President